SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               December 22, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01  OTHER EVENTS

The Procter & Gamble Company (the "Company") previously filed a Form 8-K on November 2, 2005 to provide updated financial information from the Company's adoption of the Financial Accounting Standards Board SFAS 123 (Revised 2004), "Share-Based Payment" effective July 1, 2005 using the modified retrospective method and the Company's election to change its method of accounting for Treasury Stock. Certain changes made to the consolidated balance sheets in
Exhibit 99-1 of that Form 8-K were not reflected in the financial summary that accompanied the filing. The financial summary has been corrected in Exhibit 99-1 of this Form 8-K/A to reflect the correct amount of total assets.

The financial statements provided on Form 8-K on November 2, 2005 with this correction to the financial summary will become the historical financial statements of The Procter & Gamble Company and consolidated subsidiaries for currently open and future filings with the Securities and Exchange Commission.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ STEVEN W. JEMISON
                                       -------------------------------------
                                       Steven W. Jemison, Secretary and
                                       Associate General Counsel
                                       December 22, 2005




                                    EXHIBIT(S)

Exhibit 99-1                 Revised Financial Summary